iShares Trust
Supplement dated September 4, 2026
to the currently effective
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF (TLTW),
iShares High Yield Corporate Bond BuyWrite Strategy ETF (HYGW),
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF (LQDW),
iShares Russell 2000 BuyWrite ETF (IWMW), and
iShares S&P 500 BuyWrite ETF (IVVW)
(each, a “Fund” and collectively, the “Funds”)
The changes to the Funds’ names and principal investment strategies as disclosed in supplements to the Summary Prospectus, Prospectus and SAI, each dated July 16, 2026, that were expected to take effect on or around September 17, 2026, are now anticipated to take effect on or around October 15, 2026. The change of each Fund’s fiscal year end to December 31 is still expected to become effective on or around November 1, 2026.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑BW‑0926

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